UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2017

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

1-2967	Union Electric Company (Missouri corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

1-3672	Ameren Illinois Company (Illinois corporation) 6 Executive Drive Collinsville, IL 62234 (618) 343-8150	37-0211380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐
Ameren Illinois Company	☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of each of Ameren Corporation (“Ameren”), Union Electric Company, doing business as Ameren Missouri (“Ameren Missouri”), and Ameren Illinois Company, doing business as Ameren Illinois (“Ameren Illinois”), held on April 27, 2017 (“Annual Meeting”), the matters listed below were submitted to a vote of each company’s respective shareholders.

Ameren

Item (1): Election of Directors

At Ameren’s Annual Meeting, the following individuals (comprising Ameren’s full Board of Directors) were elected:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Warner L. Baxter	162,789,447	3,923,572	829,562	31,373,901
Catherine S. Brune	166,195,577	809,349	537,655	31,373,901
J. Edward Coleman	166,128,652	842,106	571,823	31,373,901
Ellen M. Fitzsimmons	165,955,336	1,027,446	559,799	31,373,901
Rafael Flores	166,174,459	807,778	560,344	31,373,901
Walter J. Galvin	164,378,630	2,576,956	586,995	31,373,901
Richard J. Harshman	165,607,321	1,345,195	590,065	31,373,901
Gayle P. W. Jackson	164,290,023	2,677,933	574,625	31,373,901
James C. Johnson	163,904,291	3,045,871	592,419	31,373,901
Steven H. Lipstein	165,934,447	1,022,095	586,039	31,373,901
Stephen R. Wilson	165,813,469	1,147,418	581,694	31,373,901

Item (2): Non-Binding Advisory Approval of Executive Compensation

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	159,549,507	6,880,356	1,112,718	31,373,901

Item (3): Non-Binding Advisory Approval on Frequency of Executive Compensation Shareholder Advisory Vote

Vote Result	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
One Year	150,148,715	754,386	15,856,326	783,154	31,373,901

Based on these results, the Board of Directors has determined that Ameren will hold a non-binding advisory vote on the compensation of the Company’s named executive officers, as set forth in the Company’s proxy statement, every year.

Item (4): Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approved	193,882,980	4,443,908	589,594	—

Item (5): Shareholder Proposal Regarding a Report on Aggressive Renewable Energy Adoption

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Not Approved	14,650,298	145,519,687	7,372,596	31,373,901

Item (6): Shareholder Proposal Regarding a Report on the Impact on the Company’s Generation Portfolio of Public Policies and Technological Advances that are Consistent with Limiting Global Warming

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Not Approved	73,255,341	80,861,487	13,425,753	31,373,901

Item (7): Shareholder Proposal Regarding a Report on Coal Combustion Residuals

Vote Result	Votes For	Votes Against	Abstentions	Broker Non-Votes
Not Approved	70,661,719	81,482,936	15,397,926	31,373,901

Ameren Missouri

Item (1): Election of Directors

At Ameren Missouri’s Annual Meeting, the following individuals (comprising Ameren Missouri’s full Board of Directors) were elected: Mark C. Birk, Fadi M. Diya, Martin J. Lyons, Jr., Michael L. Moehn, Gregory L. Nelson, and David N. Wakeman. Each individual received 102,123,834 votes for election and no withheld votes or broker non-votes.

Ameren Illinois

Item (1): Election of Directors

At Ameren Illinois’ Annual Meeting, the following individuals (comprising Ameren Illinois’ full Board of Directors) were elected: Martin J. Lyons, Jr., Richard J. Mark, Craig D. Nelson, Gregory L. Nelson, and David N. Wakeman. Each individual received 25,452,373 votes for election and no withheld votes or broker non-votes.

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company and Ameren Illinois Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Gregory L. Nelson
Name:	Gregory L. Nelson
Title:	Senior Vice President, General Counsel and Secretary

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Gregory L. Nelson
Name:	Gregory L. Nelson
Title:	Senior Vice President, General Counsel and Secretary

AMEREN ILLINOIS COMPANY
(Registrant)

By:	/s/ Gregory L. Nelson
Name:	Gregory L. Nelson
Title:	Senior Vice President, General Counsel and Secretary

Date: May 1, 2017